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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) May 15, 2003
                                                          ------------

                          DATA SYSTEMS & SOFTWARE INC.
             (Exact name of Registrant as Specified in its Charter)



           Delaware                        0-19771             22-2786081
-----------------------------    --------------------------- ------------------
 (State or Other Jurisdiction     (Commission file Number)    (IRS Employer
       of Incorporation)                                    Identification No.)



                    200 Route 17, Mahwah, New Jersey             07430
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                (Address of Principal Executive Offices)      (Zip Code)



        Registrant's telephone number, including area code (201) 529-2026
                                                           --------------

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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
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     (c)  Exhibits

         Exhibit 99.1 - Press release of Registrant, dated May 15, 2003.

Item 12.   Results of Operations and Financial Condition.
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         On May 15, 2003, we announced our results for the first quarter ended
March 31, 2003. Our press release announcing the results is attached as Exhibit 99.1.





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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                          DATA SYSTEMS & SOFTWARE INC.



Date:  May 16, 2003          BY:          /s/ Sheldon Krause
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                                          Sheldon Krause
                                          Secretary


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